
                                                                     EXHIBIT 4.9
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
Number:  AFC______         [Logo of AFC Enterprises]                 _______ Shares
                                                                  CUSIP 00104Q 10 7
                     "Creating Equity Through Opportunity"          SEE REVERSE FOR
                                                                CERTAIN DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES THAT _________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

is the record holder of _____________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
                                      OF

                             AFC Enterprises, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: __________________

/s/ Allan J. Tanenbaum         [AFC ENTERPRISES             /s/ Frank J. Belatti
                                CORPORATE SEAL]

SECRETARY                                                     CHAIRMAN AND CHIEF
                                                               EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

BY ___________________________
    AUTHORIZED SIGNATURE

                             AFC Enterprises, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM-as tenants in common            UNIF GIFT MIN ACT-____ Custodian (until age __)
TEN ENT-as tenants by the entireties                      (Cust)
JT TEN-as joint tenants with right of                     ____ under Uniform Gifts
     survivorship and not as tenants                     (Minor)
     in common
                                                         to Minors Act ______________
                                                                          (State)

                                        UNIF TRF MIN ACT-____ Custodian (until age __)
                                                         (Cust)
                                                          ____ under Uniform Transfers
                                                          (Minor)

                                                          to Minors Act _______________
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________
________________________________________________________________________________

 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Shares represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________            ________________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


In presence of:
___________________________________
___________________________________

Signature(s) Guaranteed

By ________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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